UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                 -----------------------------------------------

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 Date of report
               (Date of earliest event reported): November 6, 2003

                           OCWEN FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Florida                      1-13219                65-0039856
 ----------------------------         -----------          ------------------
 (State or other jurisdiction         (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)



                              The Forum, Suite 1000
         1675 Palm Beach Lakes Boulevard, West Palm Beach, Florida 33401
         ---------------------------------------------------------------
                (Address of principal executive office)(Zip Code)


       Registrant's telephone number, including area code: (561) 682-8000



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)







                                  Page 1 of 10
                             Exhibit Index on Page 4

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

  (a) - (b)  Not applicable.


  (c)        Exhibits

             The following exhibits are filed as part of this report:

             99.1 Text of a press release by the Registrant dated November 6, 2003.

Item 12.     Disclosure of Results of Operations and Financial Condition

             The news release of the Registrant dated November 6, 2003, announcing its third quarter 2003 results is attached hereto and filed herewith as Exhibit 99.1.


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                  OCWEN FINANCIAL CORPORATION
                                  (Registrant)


                                  By: /s/ MARK S. ZEIDMAN
                                      ------------------------------------------
                                      Mark S. Zeidman
                                      Senior Vice President and Chief Financial
                                      Officer


Date:    November 7, 2003


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

INDEX TO EXHIBIT



   Exhibit No.        Description                                           Page
   -----------        -----------                                           ----

      99.1            News release of Ocwen Financial Corporation,            5
                      dated November 6, 2003, announcing its third quarter 2003 results and certain other information.


                                       4